Exhibit 99.2

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q1 2020 Earnings Call FieldReport

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020

# Important Cautions Regarding Forward-Looking Statements

*Forward-looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the Company's future revenue and operating performance, integration of the acquired active cabinet line, trends in and growth of the FTTx markets, market segments or customer purchases, effectiveness of the Company's sales and marketing strategies and organization, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; our expected growth is based upon the expansion of the telecommunications market; our operating results may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market price of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in business with these major customers would adversely affect us; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions that could adversely affect future operating results; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the United States; our business is dependent on effective management information systems and information technology infrastructure; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers' businesses; changes in government funding programs may cause our customers and prospective customers to delay or reduce purchases; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2019 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law.*

*© Copyright 2020 Clearfield, Inc. All Rights Reserved.*

NASDAQ:CLFD 2 CLEARFIELD

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD FQ1 2020 Highlights NASDAQ:CLFD 4 • Revenue of $19.4M • 33% growth in National Carrier revenue, driven by strong market adoption of FieldShield and other fiber connectivity solutions • 22% growth in MSO revenue • Order backlog increased $1.6M (37% sequentially) to $5.8M • Solid gross profit margin of 39.9%, the highest level in seven quarters • Reiterating financial guidance for fiscal 2020 $20.1M $19.1M $21.9M $24.0M $19.4M Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Quarterly Revenue $80.9M $ 84.3M Q1-19 Q1-20 TTM Quarterly Revenue

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Revenue Comparison by Market NASDAQ:CLFD 5 1) Based on revenue of $84.3 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. TTM Revenue Composition Ended 12/31/2019 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets) Build - to - Print (Legacy contract manufacturing and misc. sales) 62% 15% 10% 7% 6% $53.6 $9.6 $7.9 $5.6 $4.2 $52.1 $12.7 $8.8 $6.1 $4.6 Community Broadband National Carrier MSO International Build-to-Print FQ1 19 FQ1 20 Quarterly Revenue TTM Revenue $13.0 $2.3 $1.9 $1.6 $1.3 $11.6 $3.1 $2.3 $1.2 $1.2 Community Broadband National Carrier MSO International Build-to-Print FQ1 19 FQ1 20

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Quarterly Financial Performance 7 NASDAQ:CLFD Note: Dollar figures in millions $20.1 $19.1 $21.9 $24.0 $19.4 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Revenue +19% +13% +2% +7% - 4% Year - over - Year Growth Rate

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Quarterly Financial Performance 8 NASDAQ:CLFD 39.6% 36.8% 38.4% 38.8% 39.9% Gross Profit (%) Note: Dollar figures in millions $20.1 $19.1 $21.9 $24.0 $19.4 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Revenue +19% +13% +2% +7% - 4% Year - over - Year Growth Rate $7.9 $7.0 $8.4 $9.3 $7.7 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Gross Profit

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Quarterly Financial Performance 9 NASDAQ:CLFD 33.7% 35.3% 31.4% 29.7% 37.8% OPEX as % of Revenue Note: Dollar figures in millions ** $20.1 $19.1 $21.9 $24.0 $19.4 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Revenue +19% +13% +2% +7% - 4% Year - over - Year Growth Rate 39.6% 36.8% 38.4% 38.8% 39.9% Gross Profit (%) $6.8 $6.7 $6.9 $7.1 $7.3 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Operating Expenses $7.9 $7.0 $8.4 $9.3 $7.7 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Gross Profit

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Quarterly Financial Performance 10 NASDAQ:CLFD Note: Dollar figures in millions ** $1.0 $0.4 $1.3 $1.8 $0.5 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Net Income 5.0% 1.9% 5.9% 7.9% 2.1% Net Margin $6.8 $6.7 $6.9 $7.1 $7.3 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Operating Expenses $20.1 $19.1 $21.9 $24.0 $19.4 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Revenue +19% +13% +2% +7% - 4% Year - over - Year Growth Rate 33.7% 35.3% 31.4% 29.7% 37.8% OPEX as % of Revenue $7.9 $7.0 $8.4 $9.3 $7.7 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Gross Profit 39.6% 36.8% 38.4% 38.8% 39.9% Gross Profit (%)

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Strong Balance Sheet Supports Profitable Growth • $46.8 million in cash and cash investment balances • Zero Debt NASDAQ:CLFD 11 $ in Millions Cash and Investment Balances $34.3 $44.2 $44.3 $35.5 $47.5 $46.8 2015 2016 2017 2018 2019 2020

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 12 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 13 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020

# Clearfield's 'Coming of Age' Plan

## Expanding Core Community Broadband Business

Attracting utilities, co-ops and CLECs as they enter underserved communities, maintaining a steady growth rate

## Enhancing Competitive Position and Operational Effectiveness

Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs

## Capitalizing on Disruptive Growth Opportunities Within National Wireline and Wireless Markets

Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG-PON, and edge computing initiatives

NASDAQ:CLFD 14 CLEARFIELD

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Fiscal 2020 Outlook & Guidance NASDAQ:CLFD 15 $92M - $95M REVENUE $60.3 $75.3 $73.9 $77.7 $85.0 $92 - $95 2015 2016 2017 2018 2019 2020F Revenue Growth Outlook ($ in Millions) 37% - 38% GROSS MARGINS 31% - 33% OPERATING EXPENSES as % of revenue 3% - 5% NET INCOME as a % of revenue

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 16 Dan Herzog CHIEF FINANCIAL OFFICER

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD 17 NASDAQ:CLFD

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Thank You Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 18

FieldReport / Fiscal Q1 2020 Earnings Call / January 23, 2020 NASDAQ:CLFD Contact Us NASDAQ:CLFD 19 COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover and Tom Colton Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com